Page 19 of 26 Pages


                                    EXHIBIT P

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Golden Telecom, Inc., dated as of November 6, 2002, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:     November 6, 2002                ALFA TELECOM LIMITED


                                          By:   /s/ Pavel Nazarian
                                                --------------------------------
                                                Pavel Nazarian
                                                Director

Date:     November 6, 2002                ALFA CAPITAL HOLDINGS (CYPRUS) LIMITED


                                          By:   /s/ Pavel Nazarian
                                                --------------------------------
                                                Pavel Nazarian
                                                Director

Date:     November 6, 2002                ABH FINANCIAL LIMITED


                                          By:   /s/ Pavel Nazarian
                                                --------------------------------
                                                Pavel Nazarian
                                                Director

Date:     November 6, 2002                ALFA FINANCE HOLDINGS S.A.


                                          By:   /s/ Mikhail Fridman
                                                --------------------------------
                                                Mikhail Fridman
                                                Director

Date:     November 6, 2002                CTF HOLDINGS LIMITED


                                          By:   /s/ Franz Wolf
                                                --------------------------------
                                                Franz Wolf
                                                Director


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                                                             Page 20 of 26 Pages


Date:     November 6, 2002                CROWN FINANCE FOUNDATION

                                          By:   /s/ Franz Wolf
                                                ---------------------------
                                                Franz Wolf
                                                Attorney-in-Fact